UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Technology Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.15%, 2.37%, 2.05% and 0.65% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	27.93%	12.07%	14.64%	5.94%
Class B	26.54%	10.81%	13.36%	4.84%
Class C	26.70%	11.06%	13.59%	5.00%
S&P 500® Index+	14.56%	13.16%	13.88%	7.10%
S&P® Goldman Sachs Technology Index++	29.06%	14.95%	17.29%	6.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 10/31/07
DWS Technology Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	28.57%	12.60%	15.42%	12.81%
S&P 500 Index+	14.56%	13.16%	13.88%	12.73%
S&P Goldman Sachs Technology Index++	29.06%	14.95%	17.29%	16.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 14.61	$ 12.11	$ 12.48	$ 15.12
10/31/06	$ 11.42	$ 9.57	$ 9.85	$ 11.76
Class A Lipper Rankings — Science & Technology Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	138	of	274	51
3-Year	190	of	248	76
5-Year	180	of	226	80
10-Year	37	of	53	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,057	$13,266	$18,658	$16,788
	Average annual total return	20.57%	9.88%	13.29%	5.32%
Class B	Growth of $10,000	$12,354	$13,407	$18,617	$16,044
	Average annual total return	23.54%	10.27%	13.24%	4.84%
Class C	Growth of $10,000	$12,670	$13,699	$18,909	$16,294
	Average annual total return	26.70%	11.06%	13.59%	5.00%
S&P 500 Index+	Growth of $10,000	$11,456	$14,490	$19,153	$19,860
	Average annual total return	14.56%	13.16%	13.88%	7.10%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$12,906	$15,191	$22,196	$18,129
	Average annual total return	29.06%	14.95%	17.29%	6.13%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Technology Fund — Institutional Class [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Technology Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,285,700	$1,427,800	$2,048,800	$1,871,300
	Average annual total return	28.57%	12.60%	15.42%	12.81%
S&P 500 Index+	Growth of $1,000,000	$1,145,600	$1,449,000	$1,915,300	$1,857,400
	Average annual total return	14.56%	13.16%	13.88%	12.73%
S&P Goldman Sachs Technology Index++	Growth of $1,000,000	$1,290,600	$1,519,100	$2,219,600	$2,221,600
	Average annual total return	29.06%	14.95%	17.29%	16.70%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Technology Fund	1-Year	Life of Class**
Class S	28.02%	10.11%
S&P 500 Index+	14.56%	11.08%
S&P Goldman Sachs Technology Index++	29.06%	12.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value
Class S
Net Asset Value: 10/31/07	$ 14.62
10/31/06	$ 11.42
Class S Lipper Rankings — Science & Technology Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	139	of	274	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Comparative Results as of 10/31/07
DWS Technology Fund		1-Year	Life of Class**
Class S	Growth of $10,000	$12,802	$13,183
	Average annual total return	28.02%	10.11%
S&P 500 Index+	Growth of $10,000	$11,456	$13,468
	Average annual total return	14.56%	11.08%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$12,906	$13,935
	Average annual total return	29.06%	12.44%

The growth of $10,000 is cumulative.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,217.50	$ 1,209.80	$ 1,210.50	$ 1,217.30	$ 1,220.30
Expenses Paid per $1,000*	$ 5.98	$ 12.20	$ 12.20	$ 5.92	$ 3.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,019.81	$ 1,014.17	$ 1,014.17	$ 1,019.86	$ 1,022.08
Expenses Paid per $1,000*	$ 5.45	$ 11.12	$ 11.12	$ 5.40	$ 3.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.07%	2.19%	2.19%	1.06%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Technology Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Kelly P. Davis

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as associate analyst in Equities Research with Credit Suisse First Boston; team leader in applications engineering at Advanced Micro Devices; and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.

Joined the fund in 2005.

BS, Purdue University; MBA, University of California, Berkeley.

In the following interview, Portfolio Manager Kelly Davis discusses DWS Technology Fund's performance and strategy during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did technology stocks perform during the past 12 months?

A: The Standard & Poor's® (S&P) Goldman Sachs Technology Index (the fund's benchmark) rose 29.06% during the annual period, more than double the 14.56% return of the Standard & Poor's 500® (S&P 500) Index.1,2 The bulk of the outperformance occurred in the latter half of the period: while the two indices were roughly even at the mid-point of the year, the technology index outpaced the S&P 500 by a margin of 19.35% to 5.49% during the past six months.

1 The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The extent of technology's outperformance represents a distinct shift from the trend that has been in place since the sector's collapse in 2000. For years, tech has lagged the broader market due to investors' residual aversion to the industry in the wake of the 2000-2003 bear market. More recently, however, the instability in the subprime mortgage sector and the related concerns about financial stocks actually have led investors to view technology as being a more defensive group.3 The primary reason for this shift is that the bulk of technology consumption occurs overseas, meaning that most tech companies are not as reliant on the US economy as companies in other sectors. At a time when overseas growth appears to be on a sounder footing than that of the United States, this has been a key consideration for investors. Another important factor is that technology stocks, as a group, have the lowest correlation to the broader market than any other industry — an attractive trait given equities' increased volatility in recent months. Taken together, these factors have been a significant positive for the relative performance of the tech sector.

3 "Defensive" are those seen as likely to perform better in the event of weakness in the economy or the broader equity market.

Q: How did the fund perform relative to its benchmark and peers?

A: For the 12 months ended October 31, 2007, the total return of the fund's Class A shares was 27.93%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund underperformed the 29.06% return of the benchmark and was in line with the 27.98% average return of the 274 funds in the Lipper Science & Technology Funds category.4

4 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. Category returns assume reinvestment of dividends. It is not possible to invest in a Lipper category.

Given that our goal is long-term outperformance, we believe there is still substantial room for improvement in the fund's results. Nevertheless, we are pleased that our relative performance rebounded during the past year and, in particular, during the past six months. We believe the most important factor in this improvement is our continued shift toward small- and mid-cap stocks and away from large-caps, and to overseas tech companies over those based in the United States. This does not reflect a top-down allocation decision, but rather our view that we are better able to add value through fundamental research in areas that are not as heavily followed by the analyst community.

Q: In what technology subsectors did the fund outperform?

A: Software, semiconductors, communications equipment, IT services, and electronic equipment were all areas of outperformance for the fund. Consistent with our bottom-up approach, stock selection — rather than sector allocations — were the primary driver of performance.

The software sector was home to the top-performing stocks in the fund for the annual period: Citrix Systems Inc. and VMware Inc. Both companies have been in the forefront of the virtualization trend, and this was reflected in the rally in their stocks over the course of the year. The simplest definition of "virtualization" is that it involves the use of software to make an enterprise's hardware more efficient. As such, it helps companies better leverage their existing resources, which in turn cuts costs. This has been one of the hottest trends in the tech sector during the past year, boosting the shares of these two companies in particular. Take-Two Interactive Software Inc., the video game publisher that has benefited as strong demand for the new generation of consoles has led to rising sales for video games, was the third largest contributor in software.

In semiconductors, the top performer was Intersil Corp., which makes chips used in a number of products that have been experiencing strong sales growth: MP3 Players, GPS systems, liquid crystal display televisions, cell phones and digital cameras. We elected to sell the stock from the fund in mid-October, as we believed it had become fully valued. Also aiding performance were our positions in NVIDIA Corp., our timely entries and exit in Applied Materials Inc., and a non-holding in Micron Technology, a notable laggard. On the negative side, a position in SiRF Technology Holdings, Inc. underperformed despite rallying in the final two months of the year. We continue to hold stock in the fund.

The fund's outperformance in IT services was generated in large part by our decision to avoid some of the companies that have had structural problems and poor share price performance. Our timely investment in the Indian IT outsourcing company Cognizant Technology Solutions also provided positive returns, as we took advantage of attractive entry points based on our valuation discipline.

In communications equipment, the largest contribution came from our decision not to own Motorola for the better part of the year. The stock underperformed due to weak results caused by its stale product mix. Given that Motorola is a major component of the benchmark, the fund's non-ownership provided a meaningful boost to relative performance. Timely overweights in Cisco Systems Inc. and Nokia OYJ both benefited fund returns, but an underweight position in Research In Motion Ltd., one of the best performers in the US tech sector, stood out as a detractor.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The electronic equipment and services sector is a prime example of an area in which our willingness to look outside of the United States has proven beneficial to performance. As we have discussed in past reports, we believe the Asian-based companies in this sector enjoy significant benefits over their US-domiciled counterparts. This positioning paid off during the past year, as the fund's leading holding in this group — Hon Hai Precision Industry Co., Ltd. — outperformed the major US equipment companies by a wide margin. A strong performer in the latter part of the period was Brightpoint Inc., one of the leading players in the wireless handset supply chain.

Q: Where did the fund underperform?

A: The fund lagged its benchmark in both the Internet and hardware sectors.

Looking first at the internet sector, the fund benefited from a position in Aquantive Inc.*, an internet marketing company that received a bid from Microsoft Corp. at a substantial premium in mid-May. Also boosting performance was an overweight in Google Inc., one of the tech sector's leaders during the past 12 months. These positives were more than offset by our lack of a position in Amazon.com, however. We avoided the stock on the basis of valuation, meaning that we missed the rally when its shares soared in the second half of the period. Believing Amazon's strong performance was to a great extent based on technical market factors rather than fundamentals, we continue to avoid the stock.

* Not held at the end of the reporting period.

The two hardware stocks with the largest impact on performance were both mentioned in the April 2007 semiannual report: Rackable Systems Inc. and Qlogic Corp. Both have been sold from the portfolio, and we are pleased to report that there were no new contributors to underperformance in hardware during the second half of the year.

Q: What are some of the key elements of the fund's positioning?

A: As of the close of the period, the fund was overweight electronic equipment, the internet, and hardware, and underweight in communications equipment, semiconductors, and IT services. These weightings partially reflect our effort to reduce the fund's beta — or market sensitivity — during the latter part of the period in response to the more challenging environment. The largest reduction occurred in semiconductors, traditionally a higher-beta subsector.

From a broad standpoint, we believe there are a number of important trends taking place in technology. In our view, these themes should help create compelling investment opportunities even if the broader market remains unsteady. Among the most notable trends is virtualization, mentioned above. We have sought to gain early exposure to this through investments in companies such as EMC Corp., VMware, Citrix Systems, and Network Appliance, Inc.

The growing demand for broadband connectivity is another trend to which we continue to pay close attention. The global infrastructure remains insufficient to keep up with growing demand, indicating that much more new investment will be needed. Since there are so few companies that actually build this infrastructure, however, fundamental research will prove essential to determining the beneficiaries. Current fund investments with exposure to this theme are Cisco Systems, Inc. and Foundry Networks, Inc.

Q: How is the fund positioned in the other subsectors of technology?

A: Apple, Inc. remains a core holding in hardware. The company has been executing flawlessly, and we believe its Mac sales have increased. The iPhone has begun to penetrate the overseas markets. We have added value by opportunistically adding and subtracting to the fund's weighting in Apple based on valuation, but ultimately the stock remains a core holding in the portfolio. Another high-conviction holding in this subsector is Asustek Computer Inc., a Taiwan-based company that is taking advantage of the rising sales of low-cost notebook computers in the emerging markets.

In the semiconductor sector, the most important shift has been the leveling of the competitive playing field in the market for analog chips. Here, traditional high-end US companies have experienced profit margin and market share erosion to second-tier and Taiwanese competitors. This has weighed on shares of Analog Devices, Maxim Integrated Products and Linear Technologies, prompting us to avoid these stocks in favor of companies such as Intel Corp. and NVIDIA Corp. The fund is also light in the semiconductor equipment sector, where fundamentals have not been strong.

The fund remains overweight in the internet sector, which should continue to experience growth even as spending in other segments of technology becomes more uncertain. There have been some glitches, such as the concern about how reduced ad spending by mortgage providers will affect certain internet companies, but overall we believe the big picture is sound.

Q: Do you have any closing thoughts for investors?

A: The past several months have been characterized by high market volatility and an elevated level of investor nervousness. This is evident in the market's unforgiving reaction to third quarter earnings results released during October: while companies that exceeded expectations often saw their stocks climb in the range of 5-10% in the initial reaction to the news, those that disappointed frequently suffered losses of 20-30%. In addition, the subprime problem has expanded to the point where we may soon begin to see an impact on business spending — a negative for the tech sector. With this as background, we are taking a more cautious approach and paying particularly close attention to valuations. Still, we believe our willingness to invest in mid- and small-cap companies, as well as companies located overseas, provides exposure to faster-growing companies, niche players, and businesses whose prosperity is not dependant on the US economy. We expect that the value of this approach should become increasingly evident in the fund's long-term results, particularly if the market backdrop remains unfavorable.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Common Stocks	99%	93%
Other Investments	1%	1%
Cash Equivalents	—	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/07	10/31/06

Information Technology: Computers & Peripherals	26%	21%
Software	20%	20%
Communications Equipment	16%	18%
Semiconductors & Semiconductor Equipment	14%	17%
Internet Software & Services	13%	14%
IT Services	5%	6%
Electronic Equipment & Instruments	3%	2%
Consumer Discretionary Media	1%	—
Telecommunications Services Wireless Telecommunication Services	1%	—
Financials Real Estate Investment Trusts	1%	—
Industrials: Electrical Equipment	—	1%
Commercial Services & Supplies	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2007 (49.2% of Net Assets)
1. Google, Inc. Provides a Web-based search engine for the Internet	7.1%
2. Microsoft Corp. Developer of computer software	6.5%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	6.4%
4. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.0%
5. Dell, Inc. Provider of computer products and customer service	4.6%
6. Citrix Systems, Inc. Provider of software services	4.4%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	4.2%
8. Cisco Systems, Inc. Developer of computer network products	4.1%
9. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.6%
10. Apple, Inc. Manufacturer of personal computers and personal computing and communication solutions	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 0.7%
Internet & Catalog Retail 0.0%
Alibaba.com LTD*	142,000	471,791
Media 0.7%
Grupo Televisa SA (ADR)	292,100	7,258,685
Financials 0.5%
Real Estate Investment Trust
DuPont Fabros Technology, Inc. (REIT)*	252,000	5,412,960
Health Care 0.0%
Life Sciences Tools & Services
Illumina, Inc.*	2,527	141,891
Information Technology 97.0%
Communications Equipment 15.8%
Ciena Corp.*	178,000	8,519,080
Cisco Systems, Inc.*	1,396,989	46,184,456
Corning, Inc.	350,200	8,499,354
Foundry Networks, Inc.*	468,700	9,908,318
Juniper Networks, Inc.*	463,200	16,675,200
Nokia OJY (ADR)	357,500	14,199,900
QUALCOMM, Inc.	938,954	40,121,505
Research In Motion Ltd.*	179,600	22,361,996
Telefonaktiebolaget LM Ericsson (ADR)	308,400	9,267,420
		175,737,229
Computers & Peripherals 26.0%
Apple, Inc.*	191,000	36,280,450
Asustek Computer, Inc.	3,473,496	12,421,725
Brocade Communications Systems, Inc.*	819,800	7,796,298
Dell, Inc.*	1,664,700	50,939,820
Electronics for Imaging, Inc.*	189,800	4,327,440
EMC Corp.*	738,200	18,742,898
Foxconn Technology Co., Ltd.	749,800	9,187,322
Hewlett-Packard Co.	1,069,400	55,266,592
Innolux Display Corp.	873,000	4,158,766
International Business Machines Corp.	399,300	46,366,716
Network Appliance, Inc.*	564,300	17,769,807
SanDisk Corp.* (a)	91,831	4,077,296
Sun Microsystems, Inc.*	3,898,900	22,262,719
		289,597,849
Electronic Equipment & Instruments 3.3%
Brightpoint, Inc.* (a)	793,300	12,851,460
Hon Hai Precision Industry Co., Ltd.	2,376,360	18,261,917
Phoenix Precision Technology Corp.	4,146,448	5,310,058
		36,423,435
Internet Software & Services 13.0%
Akamai Technologies, Inc.* (a)	482,600	18,913,094
Digital River, Inc.* (a)	169,900	9,014,894
eBay, Inc.*	203,900	7,360,790
Google, Inc. "A"*	112,300	79,396,100
NetDragon Websoft, Inc.*	317,500	539,937
Yahoo!, Inc.*	935,900	29,106,490
		144,331,305
IT Services 4.8%
Automatic Data Processing, Inc.	83,700	4,148,172
Cognizant Technology Solutions Corp. "A"*	205,000	8,499,300
Fiserv, Inc.*	193,900	10,742,060
Global Payments, Inc.	447,500	21,283,100
Paychex, Inc. (a)	219,200	9,158,176
		53,830,808
Semiconductors & Semiconductor Equipment 14.1%
Advanced Semiconductor Engineering, Inc.	6,885,297	8,463,931
ASML Holding NV (NY Registered Shares)* (a)	221,688	7,741,345
Intel Corp.	2,639,500	71,002,550
Marvell Technology Group Ltd.* (a)	606,800	10,940,604
National Semiconductor Corp. (a)	448,700	11,280,318
NVIDIA Corp.*	104,685	3,703,755
PMC-Sierra, Inc.* (a)	683,774	6,160,804
SiRF Technology Holdings, Inc.* (a)	186,500	5,559,565
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	858,368	9,141,619
Texas Instruments, Inc.	693,000	22,591,800
		156,586,291
Software 20.0%
Activision, Inc.*	910,300	21,528,595
Adobe Systems, Inc.*	162,115	7,765,309
ANSYS, Inc.*	174,000	6,752,940
Autodesk, Inc.*	158,000	7,726,200
Citrix Systems, Inc.*	1,138,800	48,957,012
Electronic Arts, Inc.*	293,600	17,944,832
Microsoft Corp.	1,977,456	72,790,155
Oracle Corp.*	710,800	15,758,436
Salesforce.com, Inc.* (a)	235,200	13,258,224
VMware, Inc. "A"* (a)	77,000	9,611,910
		222,093,613
Telecommunication Services 0.5%
Wireless Telecommunication Services
NII Holdings, Inc.*	98,800	5,730,400
Total Common Stocks (Cost $792,263,734)		1,097,616,257

Warrants 0.0%
Axsun, Expiration Date 9/30/2011* (Cost $0)	425,937	0

Preferred Stocks 0.0%
Information Technology
Electronic Equipment & Instruments
Axsun "C"* (b)	642,674	433,876
Axsun "D"* (b)	130,698	71,613
Total Preferred Stocks (Cost $7,571,620)		505,489

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	3,593,850
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	341,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,711,500
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	393,000
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	561,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	63,200
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	1,800
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	472,500
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	32,787
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	363,555
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	204,600
Total Other Investments (Cost $21,871,204)		8,739,692

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 5.26% (c) (d) (Cost $75,276,164)	75,276,164	75,276,164

Cash Equivalents 0.2%
Cash Management QP Trust, 5.06% (c) (Cost $2,685,769)	2,685,769	2,685,769
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $899,668,491)+	106.5	1,184,823,371
Other Assets and Liabilities, Net	(6.5)	(72,383,815)
Net Assets	100.0	1,112,439,556
* Non-income producing security
+ The cost for federal income tax purposes was $909,033,688. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $275,789,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $317,714,178 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,924,495.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $74,501,805 which is 6.7% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to March 2007	4,241,717	3,593,850	0.32
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	341,000	0.03
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,869,304	2,711,500	0.24
Asset Management Association 1996 LP**	June 1996 to July 2000	1,321,056	393,000	0.04
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	561,900	0.05
Axsun "C"	December 2000	7,500,006	433,876	0.04
Axsun "D"	October 2006	71,614	71,613	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	63,200	0.01
GeoCapital III LP**	December 1993 to December 1996	733,063	1,800	—
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	472,500	0.04
Med Venture Associates II LP**	May 1996 to January 2002	987,127	32,787	—
Med Venture Associates III LP**	September 1998 to May 2006	1,347,777	363,555	0.03
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,215	204,600	0.02
Total Restricted Securities			9,245,181	0.83
** These securities represent venture capital funds.
(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $821,706,558) — including $74,501,805 of securities loaned	$ 1,106,861,438
Investment in Daily Assets Fund Institutional (cost $75,276,164)*	75,276,164
Investment in Cash Management QP Trust (cost $2,685,769)	2,685,769
Total investments, at value (cost $899,668,491)	1,184,823,371
Foreign currency, at value (cost $8,024,418)	8,067,931
Dividends receivable	135,060
Interest receivable	92,157
Receivable for Fund shares sold	302,291
Receivable for investments sold	2,716,016
Other assets	36,456
Total assets	1,196,173,282
Liabilities
Payable upon return of securities loaned	75,276,164
Payable for investments purchased	5,177,679
Payable for Fund shares redeemed	1,091,002
Accrued management fee	752,478
Other accrued expenses and payables	1,436,403
Total liabilities	83,733,726
Net assets, at value	$ 1,112,439,556
Net Assets Consist of
Accumulated net investment loss	(57,671)
Net unrealized appreciation (depreciation) on: Investments	285,154,880
Foreign currency	43,489
Accumulated net realized gain (loss)	(1,234,281,932)
Paid-in capital	2,061,580,790
Net assets, at value	$ 1,112,439,556
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($893,035,931 ÷ 61,121,678 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.61
Maximum offering price per share (100 ÷ 94.25 of $14.61)	$ 15.50

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,563,783 ÷ 3,597,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.11

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($42,417,827 ÷ 3,397,837 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.48
Class S Net Asset Value, offering and redemption price(a) per share ($124,345,002 ÷ 8,503,688 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.62
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,077,013 ÷ 600,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.12
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $395,420)	$ 6,392,919
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	373,614
Interest	16,467
Interest — Cash Management QP Trust	625,915
Total Income	7,408,915
Expenses: Management fee	5,785,824
Services to shareholders	3,289,501
Distribution and service fees	2,751,945
Custodian fee	148,661
Professional fees	88,592
Trustees' fees and expenses	52,796
Reports to shareholders	252,124
Registration fees	79,173
Other	79,672
Total expenses before expense reductions	12,528,288
Expense reductions	(493,929)
Total expenses after expense reductions	12,034,359
Net investment income (loss)	(4,625,444)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	113,844,231
Investments — Affiliated issuers	(18,706,215)
Foreign currency	12,123
Written options	(207,993)
94,942,146
Change in net unrealized appreciation (depreciation) on: Investments	166,366,827
Foreign currency	275,587
166,642,414
Net gain (loss)	261,584,560
Net increase (decrease) in net assets resulting from operations	$ 256,959,116

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ (4,625,444)	$ (6,359,820)
Net realized gain (loss)	94,942,146	74,381,164
Change in net unrealized appreciation (depreciation)	166,642,414	(19,180,971)
Net increase (decrease) in net assets resulting from operations	256,959,116	48,840,373
Fund share transactions: Proceeds from shares sold	77,435,531	126,097,312
Cost of shares redeemed	(315,376,686)	(369,573,107)
Redemption fees	7,027	26,358
Net increase (decrease) in net assets from Fund share transactions	(237,934,128)	(243,449,437)
Increase (decrease) in net assets	19,024,988	(194,609,064)
Net assets at beginning of period	1,093,414,568	1,288,023,632
Net assets at end of period (including accumulated net investment loss of $57,671 and $64,846, respectively)	$ 1,112,439,556	$ 1,093,414,568

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.42	$ 10.97	$ 10.37	$ 10.71	$ 7.38
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.05)[d]	.02	(.08)	(.07)
Net realized and unrealized gain (loss)	3.24	.50	.58	(.26)	3.40
Total from investment operations	3.19	.45	.60	(.34)	3.33
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 14.61	$ 11.42	$ 10.97	$ 10.37	$ 10.71
Total Return (%)[b]	27.93[c]	4.10[c,d]	5.79[c]	(3.08)	45.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	893	854	945	1,083	1,231
Ratio of expenses before expense reductions (%)	1.11	1.15	1.18	1.15	1.17
Ratio of expenses after expense reductions (%)	1.07	1.07	1.11	1.15	1.17
Ratio of net investment income (loss) (%)	(.36)	(.40)[d]	.24	(.71)	(.82)
Portfolio turnover rate (%)	79	58	114	97	51
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.31	$ 8.89	$ 9.28	$ 6.46
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.14)[d]	(.06)	(.16)	(.14)
Net realized and unrealized gain (loss)	2.68	.40	.48	(.23)	2.96
Total from investment operations	2.54	.26	.42	(.39)	2.82
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.11	$ 9.57	$ 9.31	$ 8.89	$ 9.28
Total Return (%)[b]	26.54[c]	2.79[c,d]	4.72[c]	(4.09)	43.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	69	140	213	306
Ratio of expenses before expense reductions (%)	2.25	2.37	2.24	2.20	2.24
Ratio of expenses after expense reductions (%)	2.21	2.21	2.17	2.20	2.24
Ratio of net investment income (loss) (%)	(1.50)	(1.54)[d]	(.82)	(1.76)	(1.89)
Portfolio turnover rate (%)	79	58	114	97	51
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.55	$ 9.11	$ 9.49	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.12)[d]	(.05)	(.15)	(.14)
Net realized and unrealized gain (loss)	2.76	.42	.49	(.23)	3.03
Total from investment operations	2.63	.30	.44	(.38)	2.89
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.48	$ 9.85	$ 9.55	$ 9.11	$ 9.49
Total Return (%)[b]	26.70[c]	3.14[c,d]	4.83[c]	(4.00)	43.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	42	53	70	90
Ratio of expenses before expense reductions (%)	2.08	1.98	2.08	2.10	2.19
Ratio of expenses after expense reductions (%)	2.04	1.91	2.01	2.10	2.19
Ratio of net investment income (loss) (%)	(1.33)	(1.24)[d]	(.66)	(1.66)	(1.84)
Portfolio turnover rate (%)	79	58	114	97	51
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.42	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.05)[d]	(.06)
Net realized and unrealized gain (loss)	3.24	.49	(.05)
Total from investment operations	3.20	.44	(.11)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 14.62	$ 11.42	$ 10.98
Total Return (%)	28.02[c]	4.01[c,d]	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	125	142
Ratio of expenses before expense reductions (%)	1.12	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.05	1.06	1.05*
Ratio of net investment income (loss) (%)	(.34)	(.39)[d]	(.69)*
Portfolio turnover rate (%)	79	58	114
[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.76	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.00c*	.07	(.03)	(.04)
Net realized and unrealized gain (loss)	3.35	.51	.60	(.19)	3.46
Total from investment operations	3.36	.51	.67	(.22)	3.42
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 15.12	$ 11.76	$ 11.25	$ 10.58	$ 10.80
Total Return (%)	28.57[b]	4.53[b,c]	6.33[b]	(1.94)[b]	46.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	3	1	1	1
Ratio of expenses before expense reductions (%)	.72	.78	.86	.86	.80
Ratio of expenses after expense reductions (%)	.63	.63	.62	.76	.80
Ratio of net investment income (loss) (%)	.08	.04[c]	.73	(.31)	(.45)
Portfolio turnover rate (%)	79	58	114	97	51
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Amount is less than $.005.

Notes to Financial Statements)

A. Significant Accounting Policies

DWS Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $1,223,067,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($127,244,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended October 31, 2007, the Fund utilized $61,488,000 of its prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (1,223,067,000)
Net unrealized appreciation (depreciation) on investments	$ 275,789,683

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $810,602,831 and $983,960,463, respectively.

For the year ended October 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	11,644	1,831,257
Options closed	(9,684)	(1,448,347)
Options expired	(907)	(107,024)
Options exercised	(1,053)	(275,886)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

For the period from November 1, 2006 through December 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.11%
Class B	2.22%
Class C	2.15%
Class S	1.06%
Institutional Class	.63%

Accordingly, for the year ended October 31, 2007, the Advisor waived a portion of its fee pursuant to the management agreement aggregating $402,110 and the amount imposed aggregated $5,383,714, which was the equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 1,668,530	$ —	$ 291,083
Class B	299,329	—	145,737
Class C	158,595	—	54,400
Class S	490,500	33,898	161,757
Institutional Class	3,478	3,478	—
	$ 2,620,432	$ 37,376	$ 652,977

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 384,436	$ 26,937
Class C	295,556	25,925
	$ 679,992	$ 52,862

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 1,851,009	$ 166,930.22%
Class B	125,423	8,685.24%
Class C	95,521	8,260.24%
	$ 2,071,953	$ 183,875

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $27,336.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $168,634 and $1,645, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $3,023 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $45,940, of which $14,642 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Fee Reductions

For the year ended October 31, 2007, the Advisor agreed to reimburse the Fund $14,097, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $546 and $39,800, respectively, for custody and transfer agent credits earned.

F. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2007 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2006	Purchase ($)	Sales ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at October 31, 2007	Value ($) at October 31, 2007
Chorum Technologies, Inc. "E"	29,791	—	35,226	(8,606,894)	—	—	—
Chorum Technologies, Inc. "F"	83,291	—	98,632	(10,099,321)	—	—	—
	113,082			(18,706,215)	—	—	—

G. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,549,697	$ 55,954,217	9,003,310	$ 102,823,878
Class B	304,842	3,140,702	488,564	4,735,799
Class C	482,295	5,159,565	586,113	5,800,122
Class AARP*	—	—	53,226	628,718
Class S	744,272	9,319,073	809,365	9,149,682
Institutional Class	319,388	3,861,974	242,161	2,959,113
		$ 77,435,531		$ 126,097,312
Shares redeemed
Class A	(18,220,050)	$ (222,463,076)	(20,333,314)	$ (230,376,507)
Class B	(3,933,245)	(39,803,532)	(8,334,091)	(80,468,948)
Class C	(1,350,542)	(14,181,932)	(1,877,189)	(18,458,240)
Class AARP*	—	—	(165,679)	(1,916,693)
Class S	(3,184,645)	(38,815,321)	(3,330,816)	(38,048,040)
Institutional Class	(9,186)	(112,825)	(25,909)	(304,679)
		$ (315,376,686)		$ (369,573,107)
Converted shares
Class AARP*	—	$ —	(571,554)	$ (5,536,027)
Class S	—	—	570,729	5,536,027
		$ —		$ —
Redemption fees		$ 7,027		$ 26,358
Net increase (decrease)
Class A	(13,670,353)	$ (166,504,815)	(11,330,004)	$ (127,538,900)
Class B	(3,628,403)	(36,661,693)	(7,845,527)	(75,730,443)
Class C	(868,247)	(9,022,258)	(1,291,076)	(12,656,122)
Class AARP*	—	—	(684,007)	(6,623,452)
Class S	(2,440,373)	(29,494,512)	(1,950,722)	(23,554,954)
Institutional Class	310,202	3,749,150	216,252	2,654,434
		$ (237,934,128)		$ (243,449,437)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Technology Fund:

We have audited the accompanying statement of assets and liabilities of DWS Technology Fund (the "Fund"), including the investment portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Technology Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2007

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $7,032,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance and steps taken by the Advisor to improve performance, including the introduction of a new lead portfolio manager and a shift in the Fund's investment focus.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses, and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for Class A, Class B, Institutional Class and Class S shares that expires on January 1, 2008, showed that the Fund's management fee rate was at the 9th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 2nd percentile for Class A shares, the 24th percentile for Class B shares, the 18th percentile for Class C shares, the 1st percentile for Institutional Class shares and the 6th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses for each share class until January 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent quality of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Technology Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TECHNOLOGY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$61,736	$0	$8,419	$0
2006	$60,949	$0	$8,311	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$8,419	$486,614	$1,129,726	$1,624,759
2006	$8,311	$316,254	$891,699	$1,216,264

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007